2010 Annual Shareholders Meeting

February 23, 2010

Forward Looking Statements

This presentation contains statements about future events that constitute forward looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of
the Securities Exchange Act of 1934.  Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward- looking terminology, such as “may,” “will,”
“believe,” “expect,” or similar terms or variations on those terms, or the negative of those terms.
Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those risks previously disclosed in the Company’s filings with the SEC, general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the
Company’s pricing, products and services, and with respect to the loans extended by the Bank and real estate owned, the following: risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey; the risk that the value of the real estate securing these loans may decline in value; and the risk that significant expense may be incurred by the Company in connection with the resolution of these loans. The Company wishes to caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date made. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Fiscal Year 2009 Highlights

Deposit growth of 19.4%

Checking deposits increased 39.1%

Reduced dependency on high cost CDs

Yield and margin expansion

Implemented expense controls and reduced non-
interest expenses as a percentage of average assets

Increased non-interest income as a percentage of
average assets

Remained Well Capitalized

Magyar Management Transition

Elizabeth E. Hance resigned as President and CEO
and Director of Magyar Bank and Magyar Bancorp,
December 23, 2009

John S. Fitzgerald named Acting President and Chief
Executive Officer on December 23, 2009

Previously served as Magyar Bank’s Executive Vice
President/Chief Operating Officer since 2007

Joined Magyar in 2001

Over 24 years experience in Banking Industry

Magyar General Information

Magyar Bank established in 1922

Magyar Bancorp completed its reorganization into
the Mutual Holding Company structure and public
offering in 2006

5 branches in Middlesex and Somerset Counties

Trades on NASDAQ under symbol MGYR

Main business lines/strategy:

Full-service Commercial Bank

Commercial/Residential lending & deposits

Community Banking is our business strategy

Green Knoll
Martinsville
Somerville
Raritan
Bradley Gardens
Finderne
Bound Brook
South Bound Brook
Middlesex
Dunellen
South Plainfield
Oak Tree
Metuchen
Manville
Zarephath
Central Jersey Regional Airport
Society Hill
Edison
Piscataway
Highland Park
Somerset
New Brunswick
Hamilton
Millstone
Belle Mead
Milltown
North Brunswick Township
Washington Heights
South River
Sayreville

Magyar Bank Branch Locations

Branchburg

1000 Route 202 South

New Brunswick
(Corporate Headquarters )

400 Somerset Street

North Brunswick

582 Milltown Road

South Brunswick

3050 Highway 27

Existing Locations

New Brunswick

(Inside Child Health Institute)

93 French Street

Coming Soon…

Bridgewater

Edison

Fiscal Year 2009 Financial Summary

Dollars in Thousands
600,000
500,000
400,000
300,000
200,000
100,000
-
359,705
434,204
473,177
514,272
565,207
557,837
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
12/31/09

Total Assets Grew 9.9% in FY2009

Certificates of Deposit
IRA CDs
Savings Accounts
Checking Accounts
Money Market Accounts
$448,517
$450,000
$375,000
$300,000
$225,000
$150,000
$75,000
$-
Dollars in Thousands
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
12/31/09

Deposits Grew 19.4% in FY2009

$278,090

$325,602

$368,777

$375,560

$441,888

Non-Interest Checking
Interest Checking
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Dollars in Thousands
$60,862
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
12/31/09

Checking Deposits grew 39.1% in FY2009

$42,715

$51,010

$53,672

$84,677

$87,064

Other
HELOC
1-4 Family Residential
Commercial Real Estate
Construction
Commercial/Business
$440,580
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Dollars in Thousands
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
12/31/09

Loans Grew 8.3% in FY2009

$270,726

$352,353

$385,582

$410,728

$444,780

Dollars in Thousands
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
12/31/09
Construction
Commercial RE
Commercial
1-4 Family Residential
Home Equity Lines
Other

Non-Performing Loans

$1,040

$7,400

$8,048

$20,068

$33,484

$30,270

Dollars in Thousands
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
12/31/09

Other Real Estate Owned

$0

$0

$2,238

$4,666

$5,562

$8,976

4.00%
3.50%
3.00%
2.50%
3.15%
3.07%
3.10%
3.10%
3.11%
3.14%
3.05%
3.05%
2.75%
2.76%
2.83%
2.90%
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
Net Interest Margin - Magyar Bank
Peer Group

Net Interest Margin

Peer Group Source: FDIC UBPR data – Banks with total assets $300M - $1B

500,000
-
(500,000)
(1,000,000)
(1,500,000)
(2,000,000)
(2,500,000)
(3,000,000)
(3,500,000)
(4,000,000)
142,000
(298,000)
252,000
(3,040,000)
(3,860,000)
409,000
(2,770,000)
101,000
21,000

Quarterly Net Income (Loss)

                                     12/31/07          3/31/08             6/30/08               9/30/08          12/31/08             3/31/09         6/30/09       9/30/09        12/31/09

$3.3 million
loan loss
provision

$4.0 million
loan loss
provision

$3.2 million
loan loss
provision

Net Income
$ 537,000
excluding
one-time
items

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.29%
5.00%
4.00%
10.14%
6.00%
4.00%
11.39%
10.00%
8.00%
Leverage Ratio
Tier 1 Ratio
Total Risk Based Capital Ratio
Magyar Bancorp
"Well Capitalized"
"Adequately Capitalized"

Magyar remains “Well-Capitalized”

As of December 31, 2009

Expense Reduction Program

Expense Reduction Program

Implemented March 2009 and included

10% staff reduction

Suspension of 401(k) match

Salary freeze

Expected to play a larger role in Fiscal Year 2010
with a full year’s impact

Net operating expense as a percentage of average
assets decreased from 2.63% at year-end 2008 to
2.42% at fiscal year-end 2009

Board Compensation Reduced

Retainer paid to Directors for Magyar Bancorp
suspended

Board size reduced to seven members

Combined, these actions are expected to reduce cash
compensation to Directors by 24% in Fiscal Year
2010

Stock Price Performance

$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
20,000
16,000
12,000
8,000
4,000
0
01/30/09
02/23/09
03/19/09
04/12/09
05/06/09
05/30/09
06/23/09
07/17/09
08/10/09
09/03/09
09/27/09
10/21/09
11/14/09
12/08/09
01/01/10
01/25/10
02/18/10

MGYR Stock Price & Volume Chart

Price on

2/18/10

$3.45

Fiscal Year 2010 Strategic Initiatives

Fiscal Year 2010 Objectives

Focus on earnings

Reported Net Income of $21,000 in 1Q2010

Excluding one-time items, earnings were $537,000, $.09
EPS in 1Q2010

Reduce non-performing assets

Non-Performing Loans/Total Loans Receivable dropped to
6.87 % on 12/31/09 from 7.53% on 9/30/09

Focus on residential and commercial lending
opportunities

Fiscal Year 2010 Objectives

Continued growth in core deposits through
community involvement

Reduce Construction Loan portfolio

Continued improvement in Net Interest Margin

Magyar Bancorp Net Interest Margin increased to 3.11%
in 1Q10